Exhibit 99.38

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		9/30/2009
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$1,895,523.02

B. Disbursements not under the plan, for current quarter:	$114,373.22

Total Disbursements	$2,009,896.24

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

 PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan, though specific amount of distribution to shareholders, if any, is unknown. It appears some distribution to shareholders is now likely.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution. Final distribution on balance of undisputed claims plus accrued interest were made in July 2009.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$3,552.62		$29,783.78	$
8. Unsecured Creditors		$1,891,970.40		$2,830,689.09	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$1,895,523.02		$6,290,732.36	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	100%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Anticipated prior to/by December 31, 2009.

Estimated Date of Final Payment Under Plan	Anticipated prior to/by December 31, 2009.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	10/27/2009

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
July 1, 2009 through September 30, 2009

Type	Num	Date	Name	Further Description	Paid Amount

Bill Pmt -Check	1109	07/15/2009	FIDELITY	final claim payment plus interest on claim	(3,552.62)
			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		(3,552.62)
Bill Pmt -Check	1097	07/15/2009	AUTOVEND	VOID - printing error	0.00
Bill Pmt -Check	1098	07/15/2009	BANKOFNY	VOID - printing error	0.00
Bill Pmt -Check	1099	07/15/2009	BOISE	VOID - printing error	0.00
Bill Pmt -Check	1100	07/15/2009	BOWNE	final claim payment plus interest on claim	(935.41)
Bill Pmt -Check	1101	07/15/2009	CANONBUS	final claim payment plus interest on claim	(4,363.27)
Bill Pmt -Check	1102	07/15/2009	CDW	final claim payment plus interest on claim	(1,460.69)
Bill Pmt -Check	1103	07/15/2009	CGSNW-WILLOWS	final claim payment plus interest on claim	(979,954.03)
Bill Pmt -Check	1104	07/15/2009	D&B	final claim payment plus interest on claim	(347.27)
Bill Pmt -Check	1105	07/15/2009	DAVISWRIGH	final claim payment plus interest on claim	(547.08)
Bill Pmt -Check	1106	07/15/2009	DERRINGTON	final claim payment plus interest on claim	(54,805.10)
Bill Pmt -Check	1107	07/15/2009	FAIR HARBOR	final claim payment plus interest on claim	(1,007.78)
Bill Pmt -Check	1108	07/15/2009	FEDX-PA	final claim payment plus interest on claim	(194.64)
Bill Pmt -Check	1110	07/15/2009	FLEX	final claim payment plus interest on claim	(17,331.38)
Bill Pmt -Check	1111	07/15/2009	GUARDSMARK	final claim payment plus interest on claim	(712.23)
Bill Pmt -Check	1112	07/15/2009	HYPERCOM	final claim payment plus interest on claim	(34,418.39)
Bill Pmt -Check	1113	07/15/2009	JBUCHANAN	final claim payment plus interest on claim	(12,903.73)
Bill Pmt -Check	1114	07/15/2009	JOBBROKERS	final claim payment plus interest on claim	(879.44)
Bill Pmt -Check	1115	07/15/2009	LASERCYCLE	final claim payment plus interest on claim	(173.86)
Bill Pmt -Check	1116	07/15/2009	MERRILL	final claim payment plus interest on claim	(2,639.40)
Bill Pmt -Check	1117	07/15/2009	OPUS	final claim payment plus interest on claim	(64.13)
Bill Pmt -Check	1118	07/15/2009	OSBORN	final claim payment plus interest on claim	(320.59)
Bill Pmt -Check	1119	07/15/2009	PR NEWSWIRE	final claim payment plus interest on claim	(128.10)
Bill Pmt -Check	1120	07/15/2009	RENA	final claim payment plus interest on claim	(598.26)
Bill Pmt -Check	1121	07/15/2009	ROBERTHALF	final claim payment plus interest on claim	(3,941.49)
Bill Pmt -Check	1122	07/15/2009	ROTARYLIFT	final claim payment plus interest on claim	(755.02)
Bill Pmt -Check	1123	07/15/2009	RYANRAPP	final claim payment plus interest on claim	(105.58)
Bill Pmt -Check	1124	07/15/2009	VOLT	final claim payment plus interest on claim	(8,218.02)
Bill Pmt -Check	1125	07/15/2009	WALLWEBCAS	final claim payment plus interest on claim	(422.30)
Bill Pmt -Check	1126	07/15/2009	AUTOVEND	final claim payment plus interest on claim	(43.20)
Bill Pmt -Check	1127	07/15/2009	BANKOFNY	final claim payment plus interest on claim	(1,290.16)
Bill Pmt -Check	1128	07/15/2009	BOISE	final claim payment plus interest on claim	(112.64)
Bill Pmt -Check	1147	09/23/2009	DATAINTER	final claim payment plus interest on claim	(763,297.21)
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		(1,891,970.40)

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 7/01/09-9/30/09		(1,895,523.02)

Bill Pmt -Check	WIRE	07/12/2009	BENTOVIM	TFS Board fees July 2009	(2,500.00)
Bill Pmt -Check	1087	07/13/2009	BAKERMCKEN	Legal services through May 31, 2009	(942.50)
Bill Pmt -Check	1088	07/13/2009	BRIDGE	May 2009 professional services	(665.50)

Bill Pmt -Check	1089	07/13/2009	HARDING	progress billing on 2008 tax return	(800.00)
Bill Pmt -Check	1090	07/13/2009	IRON	offsite records storage (2 months)	(1,755.12)
Bill Pmt -Check	1091	07/13/2009	LYON	TFS Board fees July 2009	(2,500.00)
Bill Pmt -Check	1092	07/13/2009	NEUSTAR	DNS services	(120.34)
Bill Pmt -Check	1093	07/13/2009	PDAVIS	TFS Board fees July 2009	(2,500.00)
Bill Pmt -Check	1094	07/13/2009	SQUIRE	Legal services through March & May 2009	(48,073.75)
Bill Pmt -Check	1095	07/13/2009	STEVEBROWN	Legal services June 2009	(5,292.13)
Bill Pmt -Check	1096	07/13/2009	THE BANK OF NEW YORK MELLON	Transfer agent fees May 2009	(1,810.11)
Bill Pmt -Check	1129	07/30/2009	BALLARD	Legal services June 2009	(5,614.00)
Bill Pmt -Check	1130	07/30/2009	BRIDGE	professional services June 2009	(665.50)
Bill Pmt -Check	1131	07/30/2009	NEUSTAR	DNS services	(120.51)
Bill Pmt -Check	1132	07/30/2009	USTRUSTEE	2nd Quarter 2009 disbursement fee	(4,875.00)
Bill Pmt -Check	WIRE	08/10/2009	BENTOVIM	August 2009 TFS Board fees	(2,500.00)
Void	1067	04/30/2009	AZ CORPCOM	Void check to reissue	54.00
Bill Pmt -Check	1133	08/10/2009	HARDING	progress billing for 2008 tax return	(2,050.00)
Bill Pmt -Check	1134	08/10/2009	IRON	offsite records storage	(898.28)
Bill Pmt -Check	1135	08/10/2009	LYON	August 2009 TFS Board fees	(2,500.00)
Bill Pmt -Check	1136	08/10/2009	PDAVIS	August 2009 TFS Board fees	(2,500.00)
Bill Pmt -Check	1137	08/10/2009	STEVEBROWN	July 2009 legal fees	(6,578.64)
Bill Pmt -Check	1138	08/10/2009	THE BANK OF NEW YORK MELLON	transfer agent fees June 2009	(1,849.62)
Bill Pmt -Check	1139	08/27/2009	AZ CORPCOM	Annual report fees - TFS	(125.00)
Bill Pmt -Check	1140	08/27/2009	BRIDGE	July 2009 professional services	(704.65)
Bill Pmt -Check	1141	08/27/2009	NEUSTAR	DNS services	(153.63)
Bill Pmt -Check	1142	08/27/2009	AZ CORPCOM	Annual report fees - TFS-DI	(72.00)
Bill Pmt -Check	WIRE	09/08/2009	BENTOVIM	September 2009 TFS Board fees	(2,500.00)
Bill Pmt -Check	1143	09/03/2009	IRON	Offsite records storage	(1,182.31)
Bill Pmt -Check	1144	09/03/2009	LYON	September 2009 TFS Board fees	(2,500.00)
Bill Pmt -Check	1145	09/03/2009	PDAVIS	September 2009 TFS Board fees	(2,500.00)
Bill Pmt -Check	1146	09/03/2009	STEVEBROWN	August 2009 legal fees	(7,578.63)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 7/01/09-9/30/09		(114,373.22)

			TOTAL DISBURSEMENTS FOR 7/01/09-9/30/09		(2,009,896.24)